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                                                    SPECIMEN SHARE CERTIFICATE

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
               NUMBER                                                                                        SHARES

HCB                                                       [THE HERZFELD
                                                          CARIBBEAN BASIN
                                                         FUND, INC. LOGO]

            COMMON STOCK                                                                                  COMMON STOCK

This Certificate Is Transferable In   Incorporated Under the Laws of the State of Maryland             CUSIP 42804T 10 6
 The City of Boston, Massachusetts                                                           (See Reverse for Certain Definitions)

THIS CERTIFIES THAT






Is the owner of

                      Fully Paid and Nonassessable Shares of Common Stock of the Par Value of $.001 Each of

                                              THE HERZFELD CARIBBEAN BASIN FUND, INC.

    transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

            Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

    /s/ Cecilia Gondor-Morales                                                                      /s/ Thomas J. Herzfeld
    --------------------------                                                                      ------------------------
           Secretary                                        [SEAL]                                          President
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                     THE HERZFELD CARIBBEAN BASIN FUND, INC.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common   UNIF GIFT MIN ACT - _____ Custodian _____
                                                           (Cust)        (Minor)

      TEN ENT - as tenants by the
                entireties                                  Under Uniform Gifts
                                                            to Minors Act

      JT TEN - as joint tenants with
               right of survivorship and not as         ________________________
               tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list.

For Value received                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------         ------------------------------
                                                             SIGNATURE

SIGNATURES GUARANTEED

By
   --------------------------------------
   THE SIGNATURE(S) SHOULD BE GUARANTEED
   BY AN ELIGIBLE GUARANTOR INSTITUTION,
   (Banks, Stockbrokers, Savings and Loan
   Associations and Credit Unions) WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM PURSUANT
   TO S.E.C. RULE 17AD-15.

NOTICE THE SIGNATURE OF THE ASSIGNMENT MUST CORRESPOND WITH NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTCULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.